UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HF SINCLAIR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! HF SINCLAIR CORPORATION 2026 Annual Meeting Vote by May 12, 2026 10:59 PM CDT HF SINCLAIR CORPORATION 2323 VICTORY AVENUE SUITE 1400 DALLAS, TX 75219 V89237-P47021 You invested in HF SINCLAIR CORPORATION and it’s time to vote! This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026. You have the right to vote on proposals being presented at the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/DINO2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the information included in the proxy materials before voting. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting May 13, 2026 8:30 AM Central Daylight Time Virtually at www.virtualshareholdermeeting.com/DINO2026 To participate in the virtual Annual Meeting, you will need your 16-digit control number. Online access and check-in will begin at 8:15 AM, Central Daylight Time. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. You will not be able to attend the Annual Meeting physically in person. You will be able to attend and listen to the Annual Meeting online, submit questions and vote your shares electronically during the virtual Annual Meeting. Voting Items 1. Election of Directors. Nominees: 1a. Anne-Marie N. Ainsworth 1b. Anna C. Catalano 1c. Leldon E. Echols 1d. Manuel J. Fernandez 1e. Rhoman J. Hardy 1f. Jeanne M. Johns 1g. R. Craig Knocke 1h. Robert J. Kostelnik 1i. Ross B. Matthews 1j. Franklin Myers 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V89238-P47021